Revenue	12 Months Ended
Jun. 30, 2022
Disclosure of revenue from contracts with customers [Abstract]
Revenue	Revenue
Deferred revenues
We record deferred revenues when cash payments are received or due in advance of our performance, including amounts which are refundable. The changes in the balances of deferred revenue are as follows:

	Fiscal Year Ended June 30,
	2022	2021

Balance, beginning of period	$897,595	$601,005
Additions	3,087,967	2,385,722
Subscription revenue	(2,096,706)	(1,324,064)
Maintenance revenue	(495,077)	(522,971)
Other revenue	(211,099)	(242,097)
Balance, end of period	$1,182,680	$897,595
The additions in the deferred revenue balance are primarily cash payments received or due in advance of satisfying our performance obligations.
For the fiscal years ended June 30, 2022 and 2021, approximately 29% and 27% of revenue recognized was from the deferred revenue balances at the beginning of each fiscal year, respectively.
Transaction price allocated to remaining performance obligations
Transaction price allocated to the remaining performance obligations represents contracted revenue that has not yet been recognized, which includes unearned revenue and unbilled amounts that will be recognized as revenue in future periods. Transaction price allocated to the remaining performance obligations is influenced by several factors, including the timing of renewals, the timing of delivery of software licenses, average contract terms, and foreign currency exchange rates. Unbilled portions of the remaining performance obligations are subject to future economic risks including bankruptcies, regulatory changes and other market factors.
As of June 30, 2022, approximately $1.3 billion of revenue is expected to be recognized from transaction price allocated to remaining performance obligations. We expect to recognize revenue on approximately 84% of these remaining performance obligations over the next 12 months with the balance recognized thereafter.
Disaggregated revenue
The Group’s revenues by geographic region based on end-users who purchased our products or services are as follows:

	Fiscal Year Ended June 30,
	2022	2021	2020
	(U.S. $ in thousands)
Americas:
United States	$1,230,801	$901,389	$700,893
Other Americas	178,067	127,092	101,606
Total Americas	$1,408,868	$1,028,481	$802,499

EMEA:
United Kingdom	$187,863	$139,411	$110,887
Other EMEA	889,475	687,034	522,848
Total EMEA	$1,077,338	$826,445	$633,735

Asia Pacific	$316,676	$234,206	$177,939

Total revenues	$2,802,882	$2,089,132	$1,614,173
No one customer has accounted for more than 10% of revenue for the fiscal years ended 2022, 2021, and 2020.
The Group provides different deployment options for our product offerings. Cloud offerings provide customers the right to use our software in a cloud-based infrastructure that we provide. Data Center offerings are on-premises term license agreements for our Data Center products, which are software licensed for a specified period, and includes support and maintenance service that is bundled with the license for the term of the license period. Server offerings include the license of software on a perpetual basis to customers for use on the customer’s premises and support and maintenance service of unspecified future updates, upgrades and enhancements and technical product support. Marketplace and services offerings mainly include fees received for sales of third-party apps in the Atlassian Marketplace and services like premier support, technical account management, consulting and training. Premier support consists of subscription-based arrangements for a higher level of support across different deployment options, and revenues from this offering are included in Subscription revenues within our Consolidated Statements of Operations. For the fiscal years ended June 30, 2022, 2021 and 2020, premier support revenues were $21.0 million, $20.0 million, and $21.1 million, respectively.
The Group’s revenues by deployment options are as follows:

	Fiscal Year Ended June 30,
	2022	2021	2020
	(U.S. $ in thousands)
Cloud	$1,515,424	$967,832	$696,628
Data Center	560,319	336,273	213,678
Server	525,028	607,778	564,513
Marketplace and services	202,111	177,249	139,354
Total revenues	$2,802,882	$2,089,132	$1,614,173
Deferred commissions
Deferred commissions are costs incurred to obtain a contract if such costs are recoverable, and consist primarily of sales commissions, related payroll taxes, and third-party referral fees. Incremental costs of obtaining a contract are earned on new and expansion contracts which are capitalized and amortized over the average period of benefit that we have determined to be four years, which is typically greater than the term of the initial customer contract and reflects the average period of benefit, including anticipated renewals. We determine the period of benefit by taking into consideration the initial estimated customer life and the technological life and related significant features.
Amortization of capitalized contract costs are commensurate to the pattern of revenue recognition, or when the transfer of control of the related goods or services occurs. Therefore, a portion of commissions related to our Data Center offering is expensed when the control of the license is transferred to the customer, and all other commissions are amortized on a straight-line basis over the four-year period. Amortization of deferred commissions is included in marketing and sales expense in the consolidated statements of operations. We apply the practical expedient to expense costs as incurred for contract costs when the amortization period would have been one year or less. These costs include commissions on one-year renewal contracts as we have determined such commissions are commensurate with annual sales activities.
We periodically review these deferred commissions to determine whether events or changes in circumstances have occurred that could impact the period of benefit. There were no impairments of deferred commissions for fiscal year ended June 30, 2022 and 2021.
The changes in the balances of deferred commissions are as follows:

	Fiscal Year Ended June 30,
	2022	2021
	(U.S. $ in thousands)
Balance, beginning of period	$9,011	$4,495
Additions	24,302	7,450
Amortization expense	(6,172)	(2,934)
Balance, end of period	$27,141	$9,011

Deferred commission included in prepaid expenses and other current assets	$8,806	$3,226
Deferred commission included in other non-current assets	18,335	5,785
Total deferred commission, as the end of period	$27,141	$9,011